Exhibit 10.44

SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT

This SECOND AMENDMENT TO SECURITIES PURCHASE AGREEMENT, dated as of July 30 2021 (this “Amendment”), is made and entered into by and among FreightHub, Inc., a Delaware corporation (the “Company”), and the undersigned parties (the “Holders”), in connection with that certain Securities Purchase Agreement, dated as of February 9, 2021, as amended by that certain Amendment to Securities Purchase Agreement dated as of May 24, 2021 (the “Agreement”), by and among the Company and each purchaser identified on the signature pages thereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”). As used in this Amendment, capitalized terms which are not defined herein shall have the meanings ascribed to such terms in the Agreement.

W I T N E S S E T H

WHEREAS, pursuant to Section 5.5 of the Agreement, any amendment to the Agreement requires a written instrument signed by Purchasers which purchased at least 50.1% in interest of the Securities based on the initial Subscription Amounts under the Agreement;

WHEREAS, the Company requires additional funds for working capital prior to the Closing and has reached an agreement with certain Purchasers to fund additional May Convertible Notes pursuant to the May Note Purchase Agreement up to, in the aggregate, $1,000,000 which will be convertible into Preferred Stock on the Closing Date and which may depending upon whether certain elections are made by certain Purchasers under the Agreement, reduce cash Subscription Amounts otherwise to be received by the Company at the Closing;

WHEREAS, the Holders purchased at least 50.1% in interest of the Securities based on the initial Subscription Amounts under the Agreement; and

WHEREAS, the Company and the Holders desire to amend certain provisions of the Agreement as further set forth herein in connection with the issuance by the Company of the convertible notes referred to above and to reflect certain additional agreements of the parties.

NOW, THEREFORE, for good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Holders hereby agree as follows:

1. Amendment and Restatement of Existing Definitions in Section 1.1 of the Agreement. The following terms in Section 1.1 of the Agreement shall be amended and restated as follows:

“May Convertible Notes” means Fr8Hub’s Convertible Promissory Notes, issued pursuant to the May Note Purchase Agreement, held by certain Purchasers with an aggregate principal amount of $2,608,842. Schedule C to this Agreement sets forth a list of (i) the name of each Purchaser that is purchasing shares of Preferred Stock and Warrants under this Agreement through the cancellation of May Convertible Notes pursuant to the terms thereof and as specified in this Agreement, (ii) a description of the Convertible Note(s) held by each such Purchaser, and (iii) the aggregate amount of outstanding principal amount and accrued and unpaid interest of each May Convertible Note that is being converted by such Purchaser (as the rate of 266.67% thereof) into shares of Preferred Stock and Warrants pursuant to the terms of such May Convertible Notes and as specified in this Agreement.

[Second Amendment to Securities Purchase Agreement]

“May Note Purchase Agreement” means that certain Note Purchase Agreement, dated as of May 24, 2021, among Fr8Hub and the purchasers of May Convertible Notes named therein, as amended by that certain Amendment No. 1 to Note Purchase Agreement dated as of July 30, 2021.

“Post-Merger Company Preferred Stock” means the up to 55,914,267 shares of the Post-Merger Company’s Series Convertible Preferred Stock issued hereunder in exchange for the Preferred Stock having the rights, preferences and privileges set forth in the Post-Merger Company Certificate of Designation, in the form of Exhibit C hereto.

“Preferred Stock” means the up to 12,616,726 shares of the Company’s Series A3 Convertible Preferred Stock issued hereunder having the rights, preferences and privileges set forth in the Fourth Amended and Restated Certificate of Incorporation.

“Stated Value” means the stated value per share of Preferred Stock which shall equal the product of (A) the quotient determined by dividing (I) the difference between (a) 27,800,598 and (b) the quotient determined by dividing (i) the aggregate cash Subscription Amounts (excluding for such purposes Subscription Amounts derived from Convertible Notes), divided by (ii) 1.5, divided by (II) 17,738,968, and (B) 3.

2. Amendments to Section 2.1. The first sentence of Section 2.1 shall be amended and restated as follows: “On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, up to an aggregate of up to $47,926,514 in Stated Value of shares of Preferred Stock pursuant to the terms of this Agreement.

3. Amendments to Section 4.18. Section 4.18(a)(iv) is hereby amended and restated as follows: “as to Securities issued for conversion of May Convertible Notes, a Series D Warrant registered in the name of such Purchaser to purchase up to a number of shares of common stock of the Post-Merger Company equal to 100% of the Post Merger Company Conversion Shares initially issuable upon conversion of such Purchaser’s Post-Merger Preferred (assuming for such purposes that the allocation of the Issuable Maximum as to such Post-Merger Company Conversion Shares is 2,323,921.)

4. Acknowledgement of Revised Certificate of Designation. The parties hereto acknowledge and agree to the revised Certificate of Designation, Exhibit C to the Agreement, as attached hereto.

[Second Amendment to Securities Purchase Agreement]

5. Amendments to ATW Signature Pages. The parties hereto acknowledge and agree to the revised executed signature pages to the Agreement of ATW Opportunities Master Fund, L.P. and ATW Master Fund II attached to this Amendment as Annex A and Annex B.

6. Amendments to Schedule A, Schedule B and Schedule C. The parties hereto acknowledge and agree that the revised Schedule A, Schedule B and Schedule C to the Agreement as attached hereto, which in each case have been revised to reflect thereon the accrued and unpaid interest under October Convertible Notes, January Convertible Notes or May Convertible Notes, as applicable, into shares of Preferred Stock and Warrants at Closing, as contemplated by the definitions of October Convertible Notes, January Convertible Notes, May Convertible Notes and Subscription Amount set forth in the Agreement.

7. Miscellaneous.

(a) Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

(b) No Modification. Except as expressly set forth herein, the Agreement is and shall remain unchanged and in full force and effect, and nothing contained in this Amendment shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the parties, or shall alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Agreement.

(c) Governing Law. This Amendment and all actions arising out of or in connection with this Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

(d) Counterparts. This Amendment may be executed in any number of counterparts, including counterparts transmitted by facsimile or other electronic transmission, and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

[Signature Pages Follow]

[Second Amendment to Securities Purchase Agreement]

The parties hereto have caused this Second Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

FREIGHTHUB, INC.

By:	/s/ Paul Freudenthaler
Name:	Paul Freudenthaler
Title:	Chief Financial Officer

The parties hereto have caused this Second Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

Name of Purchaser: __________________________________________________________________

Signature of Authorized Signatory of Purchaser: ___________________________________________

Name of Authorized Signatory: _________________________________________________________

Title of Authorized Signatory: __________________________________________________________

Revised Certificate of Designation

(Attached hereto)

Revised Schedule A, Schedule B and Schedule C

(Attached hereto)

SCHEDULE A

October Convertible Notes

Name of Purchaser	Description of October Convertible Notes Converted	Principal Amount and Accrued and Unpaid Interest Converted*
ATW Master Fund II, L.P.	Note No. 0002 for $304,421 issued on October 7, 2020	Principal: $304,421 Interest: $11,342.80
ATW Opportunities Master Fund, L.P.	Note No. 0001 for $1,500,000 issued on October 7, 2020; Note No. 0018 for $550,425 issued on November 2, 2020	Principal: $2,050,425 Interest: $72,753.70
Winston J. Churchill	Note No. 0011 for $67,021 issued on October 9, 2020	Principal: $67,021 Interest: $2,423.77
Jason Epstein	Note No. 0008 for $123,669 issued on October 16, 2020	Principal: $123,669 Interest: $4,354.88
Grays West Ventures LLC	Note No. 0007 for $136,199 issued on October 8, 2020	Principal: $136,199 Interest: $4,944.21
Kerry Propper	Note No. 0010 for $71,473 issued on October 19, 2020	Principal: $71,473 Interest: $2,486.88
Kli Capital LLP (f/k/a BNSG Capital LLP)	Note No. 0005 for $234,871 issued on October 16, 2020	Principal: $234,871 Interest: $8,268.75
M&M Energy Investors LLC	Note No. 0012 for $24,384 issued on October 8, 2020	Principal: $24,384 Interest: $885.17
Ramiro E. Menchaca Sr.	Note No. 0015 for $9,067 issued on October 9, 2020	Principal: $9,067 Interest: $327.90
Ignacio Mounetou	Note No. 0006 for $221,632 issued on October 14, 2020	Principal: $221,632 Interest: $7,863.38
Ramiro E. Menchaca II	Note No. 0009 for $81,072 issued on October 22, 2020	Principal: $81,072 Interest: $2,787.54
Sharbaugh Trust	Note No. 0014 for $10,013 issued on October 9, 2020	Principal: $10,013 Interest: $362.11
Yaron Eitan	Note No. 0016 for $1,399 issued on October 16, 2020	Principal: $1,399 Interest: $49.25
Yuri Kokush	Note No. 0004 for $250,000 issued on October 13, 2020	Principal: $250,000 Interest: $8,904.11
JADI Trust	Note No. 0003 for $400,000 issued on October 16, 2020	Principal: $400,000 Interest: $14,082.19
Michael Richter	Note No. 0013 for $18,293 issued on October 8, 2020	Principal: $18,293 Interest: $664.06
Emanuel Zareh	Note No. 0017 for $481 issued on October 14, 2020	Principal: $481 Interest: $17.07

*Interest calculated through June 30, 2021.

SCHEDULE B

January Convertible Notes

Name of Purchaser	Description of January Convertible Notes Converted	Principal Amount and Accrued and Unpaid Interest Converted*
ATW Opportunities Master Fund, L.P.	Note No. 0001 for $1,000,000 issued January, 2021	Principal: $1,000,000 Interest: $19,726.03

*Interest calculated through June 30, 2021.

SCHEDULE C

May Convertible Notes

Name of Purchaser	Description of May Convertible Notes Converted	Principal Amount and Accrued and Unpaid Interest Converted*
ATW Opportunities Master Fund, L.P.	Note No. 0001 for $1,000,000 issued May 24, 2021	Principal: $1,000,000 Interest: $5,068.49
ATW Master Fund II, L.P.	Note No. 0002 for $608,842 issued June 23, 2021	Principal: $608,842 Interest: $500.42
ATW Opportunities Master Fund, L.P.	Note No. 3 for $1,000,000 issued July 30, 2021	Principal: $1,000,000 Interest: $0

*Interest calculated through June 30, 2021.

Annex A

Amended Signature Page of ATW Opportunities Master Fund, L.P.

(Attached hereto)

PURCHASER SIGNATURE PAGES TO fr8hub and husn SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ATW Opportunities Master Fund, L.P., by ATW Partners Opportunities Fund GP, LLC, its General Partner

Signature of Authorized Signatory of Purchaser: __/s/ Antonio Ruiz-Gimenez, Jr. _______________________

Name of Authorized Signatory: Antonio Ruiz-Gimenez

Title of Authorized Signatory: Managing Partner

Email Address of Authorized Signatory: aruizg@atwpartners.com

Address for Notice to Purchaser: 507 West 28th Street 1205, New York, NY 10001

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amounts:

Cash: $4,100,850, subject to the final paragraph of this signature page.
Principal of January Convertible Notes: $1,000,000

Principal of October Convertible Notes: $2,050,425

Principal of May Convertible Notes: $2,000,000

Shares of Preferred Stock:

From Cash (200%): 2,733,900, subject to the final paragraph of this signature page.

From January Convertible Notes (250%): 833,333

From October Convertible Notes (400%): 2,733,900

From May Convertible Notes (266.67%): 2,318,971

Warrant Shares (calculated per Section 4.18(a)): 2,733,900 Series A Warrant Shares (subject to the final paragraph of this signature page), 833,333 Series B Warrant Shares, 2,733,900 Series C Warrant Shares, and 2,318,971 Series D Warrant Shares.

EIN Number: 85-1393078

ATW Opportunities Master Fund, L.P. may in its sole discretion elect at any time prior to the Closing, by written notice of such election delivered to the Company, to reduce its $4,100,850 cash subscription amount set forth above by all or any portion it may so elect of the principal and accrued and unpaid interest of January Convertible Notes and/or May Convertible Notes being converted at Closing by ATW Opportunities Master Fund, L.P. In the case of any such election by ATW Opportunities Master Fund, L.P. (i) the $4,100,850 cash subscription amount set forth above shall automatically be reduced on a dollar-for-dollar basis to the extent of such election, (ii) the number of shares of Preferred Stock issuable from cash at the rate of 200% set forth above shall be correspondingly reduced, and (iii) the number of Series A Warrant Shares calculated per Section 4.18(a) set forth above shall be correspondingly reduced.

[SIGNATURE PAGES CONTINUE]

Annex B

Amended Signature Page of ATW Master Fund II, L.P.

PURCHASER SIGNATURE PAGES TO fr8hub and husn SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ATW Master Fund II, L.P., by ATW Partners GP II, LLC, its General Partner

Signature of Authorized Signatory of Purchaser: ___/s/ Antonio Ruiz-Gimenez, Jr. ________

Name of Authorized Signatory: Antonio Ruiz-Gimenez

Title of Authorized Signatory: Managing Partner

Email Address of Authorized Signatory: aruizg@atwpartners.com

Address for Notice to Purchaser: 507 West 28th Street 1205, New York, NY 10001

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amounts:

Cash: $608,842, subject to the final paragraph of this signature page.
Principal of January Convertible Notes: None.

Principal of October Convertible Notes $304,421.

Principal of May Convertible Notes: $608,842

Shares of Preferred Stock:

From Cash (200%): 405,894, subject to the final paragraph of this signature page.

From January Convertible Notes (250%): None.

From October Convertible Notes (400%): 405,894

From May Convertible Notes (266.67%): 541,193

Warrant Shares (calculated per Section 4.18(a)): 405,894 Series A Warrant Shares (subject to the final paragraph of this signature page, 405,894 Series C Warrant Shares, and 541,193 Series D Warrant Shares.

EIN Number: 82-1673294

ATW Master Fund II, L.P. may in its sole discretion elect at any time prior to the Closing, by written notice of such election delivered to the Company, to reduce its $608,842 cash subscription amount set forth above by all or any portion it may so elect of the principal and accrued and unpaid interest of January Convertible Notes and/or May Convertible Notes being converted at Closing by ATW Master Fund II, L.P. In the case of any such election by ATW Master Fund II, L.P. (i) the $608,842 cash subscription amount set forth above shall automatically be reduced on a dollar-for-dollar basis to the extent of such election, (ii) the number of shares of Preferred Stock issuable from cash at the rate of 200% set forth above shall be correspondingly reduced, and (iii) the number of Series A Warrant Shares calculated per Section 4.18(a) set forth above shall be correspondingly reduced.